UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2005

TRAMMELL CROW COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-13531	75-2721454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2001 Ross Avenue Suite 3400 Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (214) 863-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Furnished as Exhibit 99.1 and incorporated herein by reference in its entirety is a copy of the Trammell Crow Company (the “Company”) 2004 Annual Report (the “Annual Report”).  The Company intends to distribute the Annual Report at the Ninth Annual New York Emerging Growth Institutional Investor Forum in New York City, to be held April 6 and April 7, 2005 (the “Conference”).  The distribution of the Annual Report at the Conference will be prior to the Company mailing the Annual Report to its stockholders.

The Company is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Regulation FD promulgated by the Securities and Exchange Commission (“SEC”).  This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Exchange Act or the Securities Act of 1933.  By furnishing this information, the Company makes no admission that any such information includes material investor information that is not otherwise publicly available.

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Exhibit Title

99.1	2004 Trammell Crow Company Annual Report.*

* Furnished pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAMMELL CROW COMPANY

Date: April 5, 2005	By:	/s/ J. CHRISTOPHER KIRK
J. Christopher Kirk
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	2004 Trammell Crow Company Annual Report.